[SHIP]
                           [THE VANGUARD GROUP LOGO]


                         VANGUARD(R) U.S. GROWTH FUND

              SUPPLEMENT TO THE PROSPECTUS DATED DECEMBER 21, 2000
                                IMPORTANT NOTICE


Effective June 22, 2001, Alliance Capital Management L.P. ("Alliance") has replaced Lincoln Capital Management Company as Vanguard U.S. Growth Fund's investment adviser. Please refer to this supplement, rather than the prospectus, for information about the Fund's primary investment strategies, security selection process, and fees and expenses under Alliance. This supplement also provides background information on Alliance and the individuals now responsible for managing the Fund's assets.

PRIMARY INVESTMENT STRATEGIES
The  Fund  invests  mainly  in  large-capitalization  stocks  of  seasoned  U.S.
companies with records of superior growth. The Fund chooses companies with strong positions in their markets and reasonable financial strength.

SECURITY SELECTION PROCESS
Alliance seeks to identify and invest in the stocks of large capitalization companies that offer the best available combination of relative earnings growth and attractive valuation. To achieve this goal, Alliance applies a disciplined approach that relies heavily on fundamental company analysis conducted by its internal research staff. Alliance ranks the relative attractiveness of each stock in its research universe through a review process incorporating analyst investment opinion, prospective earnings growth, and relative valuation.
     The Fund will be concentrated in the higher-ranking stocks, according to the above methodology. Individual holdings and position sizes are determined by the Fund management team after an intensive review of the holdings' respective investment merits and contribution to Fund risk. Stocks whose rankings fall into the bottom half of the research universe become candidates for sale.

TOTAL FEES AND EXPENSES
The following table describes the total fees and expenses you may pay if you buy and hold shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based on the Fund's current expenses.


      SHAREHOLDER FEES (fees paid directly from your investment)
      Sales Charge (Load) Imposed on Purchases:                            None
      Sales Charge (Load) Imposed on Reinvested Dividends:                 None
      Redemption Fee:                                                      None
      Exchange Fee:                                                        None

      ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
      Management Expenses:                                                0.37%
      12b-1 Distribution Fee:                                              None
      Other Expenses:                                                     0.02%
       TOTAL ANNUAL FUND OPERATING EXPENSES:                              0.39%

     The following table illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.

               --------------------------------------------------
                  1 YEAR      3 YEARS    5 YEARS      10 YEARS
               --------------------------------------------------
                   $40         $125       $219         $493
               --------------------------------------------------



ADVISORY FEES
Advisory fees are part of the Management Expenses shown under Annual Fund Operating Expenses in the above table. The Fund will pay Alliance an advisory fee at the end of each fiscal quarter. This fee will be calculated by applying a quarterly rate, based on certain annual percentage rates applied to the Fund's average month-end assets for each quarter. In addition, Alliance's advisory fee will be increased or decreased, based on the cumulative investment performance of the Fund over a trailing 36-month period as compared with the cumulative total return of the Russell 1000 Growth Index over the same period. However, this performance fee structure will not be in full operation until August 31, 2004; until then, the performance portion of the advisory fees will be calculated using certain transition rules that are explained in the Fund's Statement of Additional Information.

BACKGROUND INFORMATION
Alliance, located at 1345 Avenue of the Americas, New York, New York 10105, manages assets for mutual funds, public and private employee benefits plans, public employee retirement plans, foundations, endowments, banks, and insurance companies worldwide.

PORTFOLIO MANAGERS

The individuals primarily responsible for managing the Fund are:

JOHN L.  BLUNDIN,  Executive  Vice  President  of  Alliance  Capital  Management
Corporation, the general partner of Alliance, and co-head New York Growth Equities. He has worked in investment management since 1965; and has been with Alliance since 1972. Education: B.S., Yale University.

CHRISTOPHER M. TOUB, Executive Vice President of Alliance Capital Management Corporation, the general partner of Alliance, and co-head New York Growth Equities. He has worked in investment management since 1987; and has been with Alliance since 1992. Education: B.A., Williams College; M.B.A., Harvard Business School.







(C)2001 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

                                     [SHIP]
                           [THE VANGUARD GROUP LOGO]


                            VANGUARD(R) WORLD FUNDS
                         VANGUARD(R) U.S. GROWTH FUND


  SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION DATED DECEMBER 21, 2000

Effective June 22, 2001, Alliance Capital Management L.P. ("Alliance") has replaced Lincoln Capital Management Company ("Lincoln") as Vanguard U.S. Growth Fund's investment adviser. Please refer to this supplement, rather than the Statement of Additional Information, for information about the Fund's investment advisory services.
     The Fund has entered into an investment advisory agreement with Alliance under which Alliance manages the investment and reinvestment of assets of the Fund that the Fund's Board of Trustees determines to assign to Alliance (the "Alliance Portfolio"). In this capacity, Alliance continuously reviews, supervises, and administers an investment program for such assets. Alliance discharges its responsibilities subject to the control of the officers and trustees of the Fund. Under this agreement, the Fund pays Alliance a Basic Fee at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the following annual percentage rates, average month-end net assets of the Alliance Portfolio for the quarter:

            0.32% on the first $300 million of average month-end net assets; 0.20% on the next $700 million of average month-end net assets; 0.15% on the next $1 billion of average month-end net assets;
            0.12% on the next $18 billion of average month-end net assets; and 0.10% on the average month-end net assets in excess of $20 billion.

     The Basic Fee, as provided above, will be increased or decreased by the amount of a Performance Fee Adjustment ("Adjustment"). The Adjustment will be calculated as a percentage of the average month-end net assets of the Alliance Portfolio for the 36-month period ending with the then-ended quarter, and the Adjustment will change proportionately with the investment performance of the Alliance Portfolio relative to the investment performance of the Russell 1000 Growth Index (the "Index") for the same period. The Adjustment applies as follows:


      CUMULATIVE 36-MONTH PERFORMANCE             ADJUSTMENT AS A PERCENTAGE
      OF ALLIANCE PORTFOLIO VS. INDEX                           OF BASIC FEE(1)
      -------------------------------                           ------------
      Exceeds by more than +6%. . . .                                   +25%
      Exceeds by 0% to +6%. . . . . .    Linear increase between 0% and +25%
      Trails by 0% to -6%. . . . . . .   Linear decrease between 0% and -25%
      Trails by more than -6%. . . . .                                  -25%

     (1) For purposes of applying the Adjustment, the Basic Fee will be calculated based on average month-end net assets over the same time period for which performance is measured. Linear application of the Adjustment provides for an infinite number of results within the stated range.

     The Adjustment will not be fully operable until the close of the quarter ending August 31, 2004. Until that time, the following transition rules will apply:
     (A) JUNE 22, 2001, THROUGH AUGUST 30, 2002. Compensation will be the Basic Fee. No Adjustment will apply during this period.

     (B) AUGUST 31, 2002, THROUGH AUGUST 31, 2004. Beginning August 31, 2002, the Adjustment will take effect on a progressive basis with regards to the number of months elapsed between August 31, 2001 and the close of the quarter for which Alliance's fee is being computed. During this period, the Adjustment will be calculated using cumulative performance of the Alliance Portfolio and the Index from August 31, 2001, through the end of the applicable quarter.
     (C) ON AND AFTER AUGUST 31, 2004. Commencing August 31, 2004, the Adjustment will be fully operable.


     OTHER SPECIAL RULES RELATING TO ADVISER'S COMPENSATION. The following special rules will also apply to the Adviser's compensation:
     (A) ALLIANCE PORTFOLIO PERFORMANCE. The investment performance of the Alliance Portfolio for any period, expressed as a percentage of the "Alliance Portfolio Unit Value" at the beginning of such period, shall be the sum of: (i) the change in the Alliance Portfolio Unit Value during such period; (ii) the unit value of the Fund's cash distributions from the Alliance Portfolio's net investment income and realized net capital gains (whether long-term or short-term) having an ex-dividend date occurring within such period; and (iii) the unit value of capital gains taxes paid or accrued during such period by the Fund for undistributed realized long-term capital gains realized from the Alliance Portfolio.
     (B) "ALLIANCE PORTFOLIO UNIT VALUE." The "Alliance Portfolio Unit Value" will be determined by dividing the total net assets of the Alliance Portfolio by a given number of units. Initially, the number of units in the Alliance Portfolio will equal a nominal value as determined by dividing initial assets by a unit value of $100.00 on September 1, 2001. Subsequently, as assets are added to or withdrawn from the Alliance Portfolio, the number of units of the Alliance Portfolio will be adjusted based on the unit value of the Alliance Portfolio on the day such changes are executed. Any cash buffer maintained by the Fund outside of the Alliance Portfolio shall neither be included in the total net assets of the Alliance Portfolio nor included in the computation of the Alliance Portfolio Unit Value.
     (C) INDEX PERFORMANCE. The investment record of the Index for any period, expressed as a percentage of the Index at the beginning of such period, shall be the sum of: (i) the change in the level of the Index during such period, and
(ii) the value, computed consistently with the Index of cash distributions having an ex-dividend date occurring within such period made by companies whose securities comprise the Index. For this purpose, cash distributions on the securities which comprise the Index shall be treated as reinvested in the Index at least as frequently as the end of each calendar quarter following the payment of the dividend.
     (D) PERFORMANCE COMPUTATIONS. The foregoing notwithstanding, any computation of the investment performance of the Alliance Portfolio and the investment record of the Index shall be in accordance with any then applicable rules of the U.S. Securities and Exchange Commission.

DESCRIPTION OF ALLIANCE

Alliance, located at 1345 Avenue of the Americas, New York, New York, is an investment adviser registered under the Investment Advisers Act of 1940, as amended. Alliance is organized as a Delaware limited partnership, of which Alliance Capital Management Corporation, ("ACMC"), an indirect wholly-owned subsidiary of AXA Financial, Inc. ("AXA Financial"), is the general partner. As of March 31, 2001, Alliance Capital Management Holding L.P., ("Alliance Holding") owned approximately 30% of the outstanding units of limited partnership interest in Alliance ("Alliance Units"). ACMC is the general partner of Alliance Holding, whose equity interests are traded on the New York Stock Exchange, Inc. ("NYSE") in the form of units ("Alliance Holding Units"). As of March 31, 2001, AXA Financial, together with ACMC and certain of its other wholly-owned subsidiaries, beneficially owned approximately 2% of the outstanding Alliance Holding Units and 53% of the outstanding Alliance Units, representing an approximate 53% interest in Alliance. AXA Financial is a wholly-owned subsidiary of AXA. Alliance manages assets for public and private employee benefit plans, public employee retirement funds, foundations, endowments, banks, and insurance companies worldwide.
     Alliance began managing the Fund's assets on June 22, 2001. Prior to then, Lincoln served as the Fund's sole investment adviser. For the fiscal years ended August 31, 1998, 1999, and 2000, the Fund paid investment advisory fees of approximately $11,377,000, $16,307,000, and $20,280,000, respectively, to
Lincoln.

(C)2001 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.